UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 6, 2021

MOSYS, INC.
(Exact Name of Registrant as Specified in Charter)

000-32929
(Commission File Number)

Delaware	77-0291941
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2309 Bering Dr.
San Jose, California 95131
(Address of principal executive offices, with zip code)

(408) 418-7500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MOSY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR

§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02. Results of Operations and Financial Condition.

On May 6, 2021, MoSys, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2021. A copy of this press release is furnished as Exhibit 99.1 to this report. The press release should be read in conjunction with the cautionary language regarding forward-looking statements, which are included in the text of the release.

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), management also presents information regarding the Company’s performance over comparable periods based on operating expenses (research and development and sales, general and administrative), operating income (loss), net income (loss) and net income (loss) per share, exclusive of stock-based compensation, restructuring and impairment charges, a one-time deemed dividend and a gain on extinguishment of debt. Because management discloses financial measures calculated without taking into account these items, these financial measures are characterized as "non-GAAP financial measures" under Securities and Exchange Commission rules.

Stock-based compensation charges represent non-cash charges related to equity awards granted by the Company. Although these are recurring charges to the Company’s operations, management believes the measurement of these amounts can vary considerably from period to period and depend substantially on factors that are not a direct consequence of operating performance that is within management’s control. Thus, management believes that excluding these charges facilitates comparisons of the Company’s operational performance in different periods, as well as with similarly determined non-GAAP financial measures of comparable companies.

The Company’s non-GAAP financial measures exclude deemed dividends. In April 2020, the Company completed an offering of common stock (the “Offering”). As a result of the Offering, the exercise price of 1,845,540 common stock purchase warrants issued in a public offering of securities completed in October 2018 was reduced from $6.00 to $2.40 per share. The Company accounted for the warrant exercise price adjustment as a deemed dividend, which increased the net loss attributable to common stockholders for the twelve months ended December 31, 2020.

The Company’s non-GAAP financial measures also exclude gains on debt extinguishment. During the quarter ended March 31, 2021, the Company made repayments on the principal balance and accrued interest of its outstanding senior secured convertible notes (the “Notes”). In connection with the repayments and subsequent settlement of the Notes, the Company incurred a gain on the extinguishment of the Notes.

The Company’s non-GAAP financial measures also exclude restructuring charges related to reductions in workforce and associated operating expenses to reduce net loss and cash burn and to realign resources. The Company has incurred restructuring charges in prior periods and may do so in the future, and such charges should be considered in evaluating the performance of the Company and its management. However, management believes that presenting financial measures that exclude these charges facilitates comparisons with the Company’s ongoing operating results as well as those of other companies in its business sector.

Adjusted EBITDA is GAAP net income (loss), as reported on the Company’s consolidated statements of operations, excluding stock-based compensation, restructuring and impairment charges, interest expense, depreciation, the provision (benefit) for income taxes, the gain on debt extinguishment and the one-time deemed dividend.

Management and the Company’s board of directors will continue to analyze the historical consolidated results of operations and comprehensive income (loss) (revenue, research and development expenses, selling, general and administrative expenses, operating income (loss), net income (loss) and net income (loss) per share) and adjusted EBITDA to assess the business and compare operating results to the Company's performance objectives. For example, the Company's budgeting and planning process utilizes these non-GAAP financial measures.

The Company discloses these non-GAAP financial measures to the public as an additional means by which investors can assess the Company's performance and to identify the Company's operating results for investors on the same basis applied by management. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and, therefore, may not be comparable to, similarly titled measures used by other companies. The Company has furnished reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the press release furnished as Exhibit 99.1.

Moreover, although these non-GAAP financial measures adjust expense, they should not be viewed as a pro-forma presentation reflecting the elimination of the underlying share-based compensation programs, which are an important element of the Company's compensation structure. GAAP requires that all forms of share-based payments should be valued and included, as appropriate, in results of operations. Management believes these expenses are a material part of the Company's operating results.

The information contained in this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference to any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release by MoSys, Inc. dated May 6, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSYS, INC.

Date: May 6, 2021	By:	/s/ James W. Sullivan
James W. Sullivan
Vice President of Finance and Chief Financial Officer